UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2010

MoSys, Inc.
(Exact name of registrant as specified in its charter)

000-32929
(Commission File Number)

Delaware	77-0291941
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
755 N. Mathilda Avenue Sunnyvale, California 94085
(Address of principal executive offices, with zip code)

(408) 731-1800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 4, 2010, MoSys, Inc., or the Company, issued a press release announcing its financial results for the quarter and year ended December 31, 2009.  A copy of this press release is furnished as Exhibit 99.1 to this report. The press release should be read in conjunction with the statements regarding forward-looking statements, which are included in the text of the release.

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), management also presents information regarding the Company’s performance over comparable periods based on gross margin, operating expenses (research and development and sales, general and administrative), operating loss, net loss and net loss per share, exclusive of such expenses and charges. Because management discloses financial measures calculated without taking into account these items, these financial measures are characterized as "non-GAAP financial measures" under Securities and Exchange Commission rules.  The Company's earnings release furnished with this report contains non-GAAP financial measures that exclude the statement of operations effects of stock-based compensation, amortization and impairment of intangibles, acquisition-related transaction costs, acquisition-related contingent consideration compensation and restructuring charges.

Stock-based compensation charges represent non-cash charges related to equity awards granted by the Company. Although these are recurring charges to the Company’s operations, management believes the measurement of these amounts can vary considerably from period to period and depends substantially on factors that are not a direct consequence of operating performance that is within management’s control.  Thus, management believes that excluding these charges facilitates comparisons of the Company’s operational performance in different periods, as well as with similarly determined non-GAAP financial measures of comparable companies.

Amortization and impairment of intangibles, acquisition-related transaction costs, and acquisition-related contingent consideration (such as earn-out payments) result from the Company’s acquisition of other businesses, particularly Prism Circuits, Inc. in 2009, and do not  represent operating expenses ordinarily incurred by the Company with respect to its core business of licensing differentiated intellectual property.  Thus, these charges are excluded from the Company’s non-GAAP financial measures to provide another basis for evaluating and comparing the Company’s performance for the year and fourth quarter ended December 31, 2009.

The Company’s non-GAAP financial measures also exclude 2009 restructuring charges related to the exit of its analog/mixed-signal product lines and the closure of the engineering and design facility located in Seoul, Korea.  The Company has incurred restructuring charges in prior periods and may do so in the future, and such charges should be considered in evaluating the performance of the Company and its management.  However, management believes that presenting financial measures that exclude these charges facilitates comparisons with the Company’s ongoing operating results as well as those of other companies in its business sector.

Management and the Company’s board of directors will continue to compare the Company's historical consolidated results of operations (revenue, gross margin, research and development expenses, selling, general and administrative expenses, operating loss, net loss and net loss per share), excluding stock-based compensation and charges for amortization and impairment of intangibles,  restructuring, acquisition-related transaction costs and acquisition-related contingent consideration described above, to assess the business and compare operating results to the Company's performance objectives. For example, the Company's budgeting and planning process utilizes these non-GAAP financial measures, along with other types of financial information.

The Company discloses these non-GAAP financial measures to the public as an additional means by which investors can assess the Company's performance and to identify the Company's operating results for investors on the same basis applied by management. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures in the press release furnished as Exhibit 99.1.

Moreover, although these non-GAAP financial measures adjust expense, they should not be viewed as a pro forma presentation reflecting the elimination of the underlying share-based compensation programs, which are an important element of the Company's compensation structure. GAAP requires that all forms of share-based payments should be valued and included, as appropriate, in results of operations. Management believes these expenses are a material part of the Company's operating results.

The information contained in this report and the exhibit attached hereto is furnished solely pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained herein and the exhibit attached hereto shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1 Press Release by MoSys, Inc. dated February 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSYS, INC.

Date:	February 4, 2010	By:	/s/ James W. Sullivan
James W. Sullivan
Vice President of Finance and Chief Financial
Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1 Press Release by MoSys, Inc. dated February 4, 2010.